                   U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 16, 2003
                         ---------------------------

                                 Citigroup Inc.

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            (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
          ---------------         -----------      -------------------
          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)



                  399 Park Avenue, New York, New York 10043
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             (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000

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             (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On July 16, 2003, Citigroup Inc. announced that Charles O. Prince, 53, will become Citigroup's Chief Executive Officer and Robert B. Willumstad, 57, President, will become Chief Operating Officer by January 1, 2004. Both were elected to the Citigroup Board of Directors yesterday. Sanford I. Weill will remain Chairman of the Board until the 2006 Annual Meeting of Citigroup shareholders, focusing on the company's relationships with customers and government officials and providing input on strategic issues.

A press release announcing these matters was issued on July 16, 2003, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

      Exhibit Number
      --------------
        99.1            Press Release, dated July 16, 2003, issued by Citigroup
                        Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 16, 2003                     CITIGROUP INC.


                                    By:   /s/  William P. Hannon
                                       ---------------------------------
                                    Name: William P. Hannon
                                    Title: Controller and Chief
                                           Accounting Officer
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                                  EXHIBIT INDEX

Exhibit Number
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  99.1          Press Release, dated July 16, 2003, issued by Citigroup Inc.